AGREEMENT OF ASSET ACQUISITION

         This Agreement of Asset Acquisition (the "Agreement") dated November 24, 1998, by and between Candy Candy Acquisition Corporation, a New York corporation with its principal offices located at c/o Michael Michaelson, 135 E. 71st Street. Apt. 3A, New York, NY 10021,, ("Buyer") and Jonford Corporation, a North Carolina corporation with its principal offices located at 380 Knollwood Street, Suite 410, Winton-Salem, NC 27103 ("Seller")

                                    RECITALS

         WHEREAS, Buyer desires to acquire certain of the assets of Seller, all as more particularly set forth herein (the "Acquisition"); and

         WHEREAS, the Acquisition shall be consummated pursuant to and in accordance with the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

                                   SECTION 1.
              TRANSFER AND ACQUISITION OF CERTAIN ASSETS OF SELLER.

      1.1 Acquisition of Assets. Subject to the terms and conditions of this Agreement, Seller agrees to sell, convey, transfer, assign and deliver to Buyer, and Buyer agrees to accept the transfer all of Seller's right, title and interest in its assets, real, personal and mixed, tangible and intangible, employed in the operations of Seller, including, without limitation, the following items but excluding the items listed in Section 1.2 below (collectively, the "Transferred Assets"):

(a) the leases (the "Leases") granting Seller a leasehold interests relating to each of the eight retail candy stores further described in
         EXHIBIT 1.1(a) hereto (the "Stores") used in connection with the retail candy business of Seller (the "Business");

(b)      all improvements and fixtures located at the Stores;

(c) all equipment, furniture and furnishings located at the Stores which equipment furniture and fixtures is set forth in EXHIBIT 1.1(c) hereto, including, without limitation, those taken into consideration in any depreciation schedule of Seller;

(d)      all supplies, forms, and inventory located at the Stores;

(e) any intangible assets, goodwill, and intellectual property, including any service and/or trademark or names and logos (excluding specifically the name "Jonford") used in connection with the Stores, including that intellectual property set for in EXHIBIT 1.1(e) hereto;

(f) copies of all employment applications and other personnel records of employees as selected by Buyer;


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

(g)      all  interests  in  commitments,   contracts,  leases,  and  agreements
         relating to the Business and the Transferred Assets, a list of which is attached hereto as EXHIBIT 1.1(g);

(h)      all files, lists, and records relating to the Business or the Stores;

(i)      rights to  telephone  and fax numbers used by Seller at the Stores;

(j) all computers, other data processing equipment, and related software located at the Stores; and

(k) all prepaid expenses, and miscellaneous deposits of Seller relating to the Stores.

Seller shall convey good and marketable title to the Transferred Assets and all parts thereof to Buyer free and clear of all liabilities, claims, assessments, security interests, liens, restrictions and encumbrances, except as expressly provided herein to the contrary.

         1.2 Excluded Assets. The Transferred Assets shall not include and Buyer shall not acquire from Seller the following items ("Excluded Assets"): cash and cash equivalents or Accounts receivable.

         1.3 Excluded Liabilities. Except for the leases for the Stores, Buyer shall not be obligated to pay or assume, and none of the Transferred Assets shall be or become liable for or subject to, any liability of Seller, including, without limitation, the following, whether fixed or contingent, recorded or unrecorded, known or unknown (collectively, the "Excluded Liabilities"): (i) long, or short term indebtedness, liabilities and other obligations or guarantees of Seller; (ii) federal, state or local tax liabilities or liabilities of Seller relating to the operations of Seller for the period prior to the Closing Date or resulting from the consummation of the transactions contemplated herein, including, without limitation, any income or acquisitions, tax, any franchise tax, and any other such tax; (iii) obligation or liability for any and all claims by or on behalf of any employee of Seller relating to periods prior to Closing; (iv) any liability, obligation, interest, sanctions, or penalties arising out of or in connection with any claim or violation under the Employee Retirement Income Security Act of 1974, as amended, and (v) any liability or obligation arising out of or in connection with any act or omission relating to the ownership or operations of the Business by Seller or the Transferred Assets which occurred prior to Closing, including, but not limited to any breach by Seller at any time of any contract or commitment, trade payables relating to Transferred Assets or otherwise, or obligations under any of the leases for any of the Stores to the extent accruing prior to December 1, 1998.

         1.4  Transfer Price.

         (a) The total transfer price (including interest) payable by Buyer to Seller for the Transferred Assets ("Transfer Price"), shall be Five Hundred and Forty-Nine Thousand Dollars ($549,000) payable as follows: (i) $225,000 payable in cash at closing and (ii) 12 quarterly payments of principal and interest equal to $27,000 each payable on the last day of each three month period commencing February 28, 1999, which shall be evidenced by a promissory note in the form of EXHIBIT 1.4(a) (the


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

              "Note"). The Note will provide that it is secured by a security interest in Transferred Assets as provided in the language relating thereto in Exhibit 1.4(a)

         (b) In addition to the purchase price, on or before the "Closing Date" as provided below, Buyer will pay Seller for that portion of the rent paid for the Stores for that portion of the month of November starting from and following the "Effective Date" as provided below. EXHIBIT 1.4(b) hereto is a calculation of the amount payable under this ss.1.4(b) assuming that the "Effective Date" is November 25, 1998.

         (c) Notwithstanding the foregoing, if, despite Buyer's efforts as provided in ss.5.2 below, the Landlord of any of the Stores refuses to approve the assignment of the Lease thereof to Buyer and if Buyer does not enter into a new lease with the Landlord within one year following the closing, then, at Seller's option, either (i) take the action provided in ss.5.2(a)(i)and (ii); or
              (ii)  Seller  will  enter  into  an   agreement  as  described  in
              ss.5.2(b).. In the event that Buyer causes any store to close during the term of its current lease, Buyer will indemnify Seller from any expenses incurred to landlord with respect to such lease.

         (d) Buyer may offset the amount payable in 1.4(a) by amounts due under 1.4(c), amounts owed Buyer under the Management Agreement provided in ss.1.5 or other amounts owed to Buyer by Seller.

         1.5  Management Agreement.

         (a) Simultaneously with the execution of this Agreement, the parties shall enter into a Management Agreement in the form annexed hereto as EXHIBIT 1.5(a) pursuant to which Buyer shall supervise the construction of and manage the operation of Seller's store in Grand Central Station (the "Grand Central Store").

         1.6 Instruments of Conveyance and Transfer. At the Closing, Seller shall deliver to Buyer such bills of acquisition, endorsements, assignments, and other good and sufficient instruments of transfer, conveyance, and assignment satisfactory to Buyer and its counsel as shall be effective to vest in and warrant to Buyer good and marketable title to the Transferred Assets, free and clear of all mortgages, security agreements, pledges, charges, claims, liens, and encumbrances except for those provided in the Security Agreement provided in ss.1.4(b). Simultaneously with such delivery, Seller shall take all steps as may be required to put Buyer in actual possession and operating control of the Transferred Assets and the Business. Seller shall use its best efforts to obtain assignments to Buyer of the leases for the Stores.

         1.7. Further Assurances. Seller shall from time to time at the request of Buyer and without further consideration, execute and deliver such instruments of transfer, conveyance, and assignment in addition to those delivered pursuant to ss.1.6 and take such other action as Buyer may reasonably request to more effectively transfer, convey and assign to and vest in Buyer, and to put Buyer in possession of, all or any portion of the Transferred Assets. In the event that any consent is required to transfer any contracts to be assumed by Buyer has not been received by the Closing, and Buyer waives such nonreceipt and proceeds to Closing, Seller shall be obligated


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

without further consideration to use its best efforts to secure for the Buyer the benefits of such contracts.

                                   SECTION 2.
                                     CLOSING

         2.1 Time and Place. Subject to the terms and conditions of this Agreement the closing (the "Closing") shall take place at 10:00 a.m. on December 3, 1998, at the officers of Share & Blejec, P.C., 317 Madison Avenue, Suite 1421, New York, NY 10017, or at such other time, date, and/or place as the parties may mutually agree or such later date as shall be deemed to be at least 10 days following compliance with Article 6 of the New York Uniform Commercial Code. The date on which the Closing occurs is referred to as the "Closing Date." On a date prior to the Closing Date, (the "Effective Date") Buyer shall deliver to Seller's attorney to hold in escrow until the Closing date the cash payment and Note (dated the Effective Date) as well as fully executed copies of all other documents and certificates to be provided to Seller at the Closing and Seller will deliver to Buyer fully executed copies of those documents and certificates to be delivered at the Closing. The parties, by mutual consent, may designate documents or certificates which need not be delivered on or before the Effective Date.

         2.2 Actions of Seller at Closing. At Closing and unless otherwise waived in writing by Buyer, Seller shall deliver to Buyer the following:

           (a)    Assignments   executed  by  Seller   assigning  to  Buyer  the
                  leasehold title to each Store, and evidencing the requests for consents to the respective landlords thereto;

           (b) A General Bill of Acquisition and Agreement, fully executed by Seller, conveying to Buyer good and marketable title to all tangible and intangible assets which are a part of the Transferred Assets, free and clear of all liabilities, claims, liens, security interests and restrictions:

           (c) Copy of resolutions duly adopted by the board of directors and the shareholders of Seller authorizing and approving Seller's execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified as true and of full force as of Closing, by an appropriate officer of Seller;

           (d) Certificate of a duly authorized officer of Seller certifying that each covenant and agreement of Seller to be performed prior to Closing pursuant to this Agreement has been performed in all material respects;

           (e) Certificate of a duly authorized officer of Seller certifying that each representation and warranty of Seller is true and complete as of the date of this Agreement and as of the Closing date;

           (f) Certificate of existence and good standing of Seller from the State of North Carolina, dated the most recent practical date prior to Closing; and


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

           (g) Such other instruments and documents required under this Agreement or as Buyer reasonably deems necessary to effect the transactions contemplated hereby and to otherwise consummate the transactions described herein.

         2.3 Actions of Buyer at Closing. At the closing and unless otherwise waived in writing by Seller, Buyer shall deliver to Seller the following:

           (a)       Copy of the  resolutions  duly  adopted  by  the  board  of directors of Buyer, authorizing and approving Buyer's execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified as true and in full force as of Closing by an appropriate officer of Buyer;

           (b)       Certificate   of   a   duly  authorized  officer  of  Buyer
                  certifying that each covenant and agreement of Buyer to be performed prior to Closing pursuant to this Agreement has been performed in all material respects;

           (c) Certificate of a duly authorized officer of Buyer certifying that each representation and warranty of Buyer as set forth herein is true and complete as of the date of the Agreement and as of the Closing Date;

           (d)       The Note.

           (e)       Certificate  of Good  Standing  of Buyer from the State of
                  New York.

         2.4 Effective Date. From the Effective Date, through the Closing, Buyer may manage the Stores for the Buyer's own benefit, provided that Buyer shall be responsible for any risk of loss to any Store during such interim (provided that any insurance proceeds relating to any such loss shall be deemed to be part of the Transferred Assets) and provided further that no casualty or any other event shall justify the Buyer in refusing to close the transaction and release the escrowed funds and documents upon the passage of time necessary to comply with
Article 6 of the New York Uniform Commercial Code. During such interim Seller shall retain title to (and possession of) the Transferred Assets.

                                   SECTION 3.

                    REPRESENTATIONS AND WARRANTIES OF SELLER.

         3.1 Seller's Representations and Warranties. Seller represent and warrant to Buyer as follows:


         (a) Ownership. Edward Crawford ("Crawford") is the legal and beneficial owner of no less that seventy-five percent (75%) the issued and outstanding voting securities of Seller.

         (b) Leases for the Store. EXHIBIT 1.1(a) hereto contains a true and complete list of each lease and each amendment thereto for each of the Stores. Seller has delivered to buyer a true and complete copy of each such lease and amendment certified to be true and complete by the Owner. Seller has paid all rent due for all leased premises for the month of November 1998. Attached hereto as part of EXHIBIT 1.1(a) is a schedule showing the actual rent paid for each of the eight Stores for the one year period ended September 27, 1998. There are no defaults or breaches of any of the leases or amendments thereto listed in Exhibit 1.1(a) by either Seller or to Seller's knowledge, by any Landlord, nor any circumstance which with the giving of notice or the passage of time, or both, would constitute a default or breach of any such lease or result in the termination, of, result in the acceleration of performance of any of such leases.

         (c) Employees Attached as EXHIBIT 3.1(c) is a schedule listing the names and compensation of each employee of Seller involved in the direct operation of any Store (but not including any accounting or management personnel used to oversee the operations of the Stores in general). All of Seller's employees listed in Exhibit 3.1(c) are employed at will. Seller has no pension, health or other employee benefit plan in effect other than as described and identified in
             Exhibit 3.1(c) nor are any of such employees entitled to any accrued vacation pay or any other fringe benefits except as described in Exhibit 3.1(c).

         (d) Transferred Assets. The Transferred Assets are all the assets of Seller used or reasonably needed to operate the eight Stores comprising the transferred Business. All of the Transferred Assets are owned by Seller, free and clear of all liens and encumbrances, except for (i) potential claims with respect to the trademarks included as part of the Transferred Assets as described in EXHIBIT 1.1(e) and except for (ii) the existing Security Agreement and uniform commercial code financing statement granted by Seller to Atlantic Venture Company, Inc. a Virginia corporation ("Atlantic Venture"). Atlantic Venture has agreed to enter into a Security
             Subordination Agreement in the form of EXHIBIT 3.1(d) (the "Security Subordination Agreement") whereby Atlantic consents to the transaction provided in this Agreement and agrees that its security interest in the Transferred Assets will be subordinate to Buyer's title therein, provided that such security interest shall remain in effect to the extent that Seller has rights in such Transferred Assets pursuant to the terms of Security Agreement provided inss.1.4(b) Therefore, taking the Security Subordination Agreement into effect, when the transfer of the Transferred Assets to Buyer at the Closing will vest complete and unencumbered title in the Transferred Assets to Buyer, subject only to the Security Agreement provided in ss.1.4(b).

         (e) Organization and Good Standing. Seller is duly qualified as a North Carolina corporation and is in good standing in any jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification except where such non-qualification has not had a material adverse effect on Seller.

         (f) Subsidiaries. Seller has no subsidiaries.

         (g) Authorization; Validity. The execution, delivery, and performance of this Agreement by Seller has been duly and validly authorized by all requisite corporate action. This Agreement has been duly and validly executed and delivered by Seller, and is the legal, valid, and binding obligation of Seller, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, reorganization, and


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

             other laws of general application affecting the enforcement of creditor's rights and by the availability of equitable remedies.

         (h) Consents, etc. Other than as set forth on EXHIBIT 3.1.(h), no approval, consent, waiver, or authorization of or filing or registration with any governmental authority or third party is required for the execution, delivery, or performance by Seller of the transactions contemplated by this Agreement.

         (i) Violations. The execution, delivery, or performance of this Agreement does not and will not (i) with or without the giving of notice or the passage of time, or both, constitute a default, result in a breach of, result in the termination, of, result in the acceleration of performance of, require any consent, approval, or waiver (other than those identified on EXHIBIT 3.1(i)), or result in the imposition of any lien or other encumbrance upon any property or assets of Seller, under any agreement, lease, or other instrument to which Seller is a party or by which any of the property or assets of Seller is bound; (ii) violate any permit license, or approval required by Seller to own the Transferred Assets and operate the Business; (iii) violate any law, statute, or regulation or any judgment, order, ruling, or other decision of any governmental authority, court, or arbitrator; or (iv) violate any provision of Seller's Articles of Incorporation or Bylaws.

         (j) Bulk Sales Information. Attached hereto as Exhibit 3.1(j) is a list of existing creditors, providing all of the information and in compliance with the provisions of ss.6-104 of the New York Uniform Commercial Code. Buyer shall be entitled to send the notice provided in ss.6-107 to all such creditors and Seller will cooperate with his Buyer doing so.

         3.2 Survival of Representations and Warranties. Each of the representations and warranties in Section 3 shall be deemed renewed and made again by Seller at the Closing as if made as at that time, and shall survive the Closing until the expiration of all applicable statute of limitation periods.

                                    SECTION 4
                    REPRESENTATIONS AND WARRANTIES OF BUYER.

         4.1 Buyer's Representations and Warranties. As of the date hereof and as of the Closing Date, Buyer represents and warrants to Seller the following:


         (a) Corporate  Capacity.   Buyer  is  a  for-profit   corporation  duly
             organized and validly existing in good standing under the laws of the State of New York. Buyer has the requisite power and authority to enter into this Agreement, perform its obligations hereunder and to conduct its business as now being conducted.

         (b) Corporate Powers; Consents; Absence of Conflicts With Other Agreements, Etc. The execution, delivery and performance of this Agreement by Buyer and all other agreements referenced herein or ancillary hereto to which Buyer is to be a party: (i) are within Buyer's authority and powers, are not in contravention of law or of the terms of Buyer's Certificate of Incorporation, By-laws or any amendments thereto and have been duly authorized by all appropriate corporate action; (ii) do not require any approval or consent of, or filing with, any governmental agency or authority bearing on the validity of this Agreement which is required by law or the regulations of any such agency or authority; (iii) will neither conflict with nor result in any material breach or contravention of, or the creation of any lien under, any indenture, agreement, lease, instrument or understanding to which Buyer is a party or by which Buyer is bound; (iv) will not violate any statute, law, rule or regulation of any governmental authority to which Buyer may be subject; and (v) will not violate any judgment, order or decree of any court or governmental authority to which Buyer may be subject.

         (c) Binding Agreement. This Agreement and all other agreements to which Buyer will become a party hereunder are and will constitute the valid and legally binding obligations of Buyer and are and will be enforceable against Buyer in accordance with the respective terms hereof and thereof, except as enforceability against Buyer may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity.

         (d) Full Disclosure. The representations and warranties of Buyer herein do not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made and to be made not misleading.

         (e) Note. The Note is duly authorized and validly issued and represents a binding obligation of Buyer enforceable in accordance with its terms.

         4.2 Survival of Representations and Warranties. Each of the representations and warranties in Section 4 shall be deemed renewed and made again by Buyer at the Closing as if made as at that time, and shall survive the Closing until the expiration of all applicable statute of limitation periods.

                                    SECTION 5

                            COVENANTS OF THE PARTIES.

         5.1 By Seller Prior to the Closing Except as may otherwise be consented to or approved in writing by Buyer, Seller agrees that from the date of this Agreement and until the Closing:


         (a) Conduct Pending Closing. (i) The Business shall be conducted only in the ordinary course consistent with past practices; (ii) Seller shall not declare any dividends, enter into any mergers, and shall not engage in any borrowing, or hiring of new personnel.

         (b) Access   to   Records.   Seller   shall   provide   Buyer  and  its
             representatives access to all records of Seller that they may reasonably request and provide access to the properties of Seller.

         (c) Solicitation. Seller agrees that it will not solicit, consider, or negotiate any offers to acquire the shares or assets of Seller, or to provide any information or to make available any management personnel to third parties for such purposes.

         (d) Enforcement of Agreements. For a period of twelve (12) months following the Closing Date, Seller shall, upon Buyer's request, cooperate with Buyer to provide for Buyer the benefits under any contract or agreement, including any agreement with employees, including, without limitation, enforcement of any and all rights against the other party or parties.

         (e) Employee Payments; Terminations and Rehirings. Seller shall pay all employee compensation, benefits, vacations, sick time, and all other payments due to its employees for the period up to and including the Closing Date. Buyer shall, prior to or at the Closing Date, notify Seller of which of the employees listed on Exhibit 3.1(c) Buyer wishes to employ. Seller shall, effective at Closing terminate all such employees so that they may accept employment by Buyer.

         5.2 After Closing Regarding Assignment of Leases After the Closing, Buyer will use reasonable efforts to obtain the consent by each landlord thereof to the assignment of the leases provided in ss.1.1(a) above, provided that Buyer may (but shall not be required to) instead enter into a new lease with the Landlord. If the Landlord refuses such assignment and Buyer does not negotiate and enter a new lease for any Store, then: at Seller's option, either

         (a)(i) the purchase price provided in ss.1.4(a) shall be adjusted as provided in EXHIBIT 5.2(a) above; and (ii) Buyer shall transfer back to Seller all of the Transferred Assets relating to such Store, including, but not limited to inventory similar in value to that in the Store in question as indicated on EXHIBT 5.2; or

         (b) Seller will enter into any agreement providing for Buyer to manage the Stores on Seller's behalf, but under economic terms whereby Buyer will obtain the same economic benefit, and have the same economic risks (including, but not limited to Buyer, paying rent and other store expenses), as if it owned the store in question.

         5.3 After Closing Indemnification. Seller will indemnify Buyer or Buyers successor in interest from any claim from any creditor of Seller relating to Buyer purchasing the Transferred Assets, except for a claim from a landlord under any lease for the Stores relating to the period after the effective date of the Closing.

                                    SECTION 6

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER.

         6.1 Conditions Precedent. Unless, at the Closing, each of the following conditions is either satisfied or waived by Buyer in writing, Buyer shall not be obligated to effect the transactions contemplated by this Agreement:

     (a) Representations and Warranties. The representations and warranties of Seller in this Agreement are true and correct at the date of this Agreement and shall be true and correct as of the Closing as if each were made again at that time.

     (b) Performance of Covenants. Seller shall have performed and complied in all respects with the covenants and agreements required by this Agreement.

     (c) Items to be Delivered at Closing. Seller shall tendered for delivery to Buyer the following:

         (i) Consents, etc.  Consents for each item listed on Schedule 3.1(h).

  (h) Good Standing Certificate. A good standing certificate from Seller in North Carolina.

  (i) Corporate Action. A certified copy of the corporate action of Seller authorizing and approving this

         Agreement and the transactions contemplated by it.

  (j) Transfer Documents. Deeds, bills of acquisition, assignments, consents to assignments, and other instruments of transfer and consent necessary to transfer to Buyer good and marketable title in and to all of the Transferred Assets, free and clear of all liens, except as set forth in this Agreement.

            (i) Management Agreement Seller shall have executed and delivered the Management Agreement in substantially the form provided in
                  Exhibit 1.5.

           (ii) Security Subordination Agreement. Atlantic, and Seller shall have executed the Security Subordination Agreement in the form provided in 3.1(d); and

          (iii) Crawford Certificate. Crawford shall have entered into a certificate satisfactory to counsel for Buyer, certifying that the representations and warranties of Seller are true and correct.

  (k) Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to Buyer and Buyer's counsel, whose approval shall not be unreasonably withheld.

  (l) Certificate. There shall be delivered to Buyer an officer's certificate, signed by Seller, to the effect that all of the representations and warranties of Seller set forth in this Agreement are true and complete in all material respects as of the Closing Date, and that Seller has complied in all material respects with its covenants and agreements required to be complied with by the Closing.

                                    SECTION 7

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER.

         7.1 Conditions Precedent. Unless, at the Closing, each of the following conditions is either satisfied or waived by Seller in writing, Seller shall not be obligated to effect the transactions contemplated by this Agreement.

     (a) Representations and Warranties. The representations and warranties of Buyer in this Agreement are true and correct at the date of this Agreement and as of the Closing as if each were make again at that time.

     (b) Performance of Covenants. Buyer shall have performed and complied in all respects with the covenants and agreements required by this Agreement.

     (c) Items to be Delivered at Closing. Buyer shall have tendered for delivery to Seller the following:

          (i) Good Standing Certificate. A Certificate of the New York Department of State showing that Buyer is in good standing.

          (ii)    Corporate  Action. A certified copy of the corporate action of
                  Buyer   authorizing  and  approving  this  Agreement  and  the
                  transactions contemplated by it.

          (iii) Cash Payment, Note, Security Agreement. Buyer shall have delivered the payment and the executed Note provided in ss. 1.4(a) and the an executed copy of the Security Agreement provided in ss.1.1(b) along with such signed forms UCC-1 as Seller's counsel shall reasonably request.

          (iv) Management Agreement. Buyer shall have executed and delivered the Management Agreement in substantially the form provided in
                  Exhibit 1.5.

          (v) Security Subordination Agreement. Buyer shall have executed and delived the Security Subordination Agreement

     (d) Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to Seller and Seller's counsel, whose approval shall not be unreasonably withheld.

     (e) Certificate. There shall be delivered to Seller an officer's certificate, signed by Buyer, to the effect that all of the representations and warranties of Buyer set forth in this Agreement are true and complete in all material respects as of the Closing Date, and that Buyer has complied in all material respects with its covenants and agreements required to be complied with by the Closing.

                                   SECTION 8.
                                    NOTICES.

         Any notice, request, demand, or communication required or permitted to be given to any provision of this Agreement shall be deemed to have been delivered, given, and received for all purposes if written and (i) if delivered personally, by facsimile, or by courier or delivery service, at the time of such delivery or (ii) if directed by registered or certified United States mail, postage and charges prepaid, addressed to the intended recipient, at the address specified below, two business days after such delivery to the United States Postal Service.

         If to Buyer at the address first provided above with a copy to:

                                Paul A Share, Esq.
                                317 Madison Ave.-Suite 1421
                                New York, NY  10017

         If to Seller at the address first provided above with a copy to:

                                Norman L. Sloan, Esq.
                                Horton, Sloan & Gerber, PLLC
                                328 North Spring Street
                                Winston-Salem, North Carolina  27101

Any party may change the address to which notices are to be mailed by giving notice as provided herein to all other parties.

                                   SECTION 9.
                                 MISCELLANEOUS.

         9.1 Entire Agreement. This Agreement, the Exhibits, and the Schedules, contain all of the terms and conditions agreed upon by the parties with reference to the subject matter and supersede any and all previous agreements, representations, and communications between the parties, whether written or oral. This Agreement, including its Exhibits and Schedules, may not be modified or changed except by written instrument signed by all of the parties, or their respective successors or assigns.

         9.2 Assignment. This Agreement shall not be assigned or assignable by Seller or Buyer without the express written consent of the other party, except that, as provided in the Note, Seller may assign the Note and related security interest. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

         9.3 Captions. All section, schedule, and exhibit headings are inserted for the convenience of the parties and shall not be used in any way to modify, limit, construe, or otherwise affect this Agreement.

         9.4 Counterparts; Facsimile Signatures. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument. Facsimile signatures shall be of the same legal effect as if signed originally.

         9.5 Waiver.  Each of the parties  may, by written  notice to the other,
(i) extend the time for the performance of any of the obligations or other actions of the other party; (ii) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement; (iii) waive compliance with any other covenants of the other party contained in this Agreement; or (v) waive, in whole or in part, performance of any of the obligations of the other party. No action taken pursuant to this Agreement, including, but not limited to, the consummation of the Closing or any knowledge of or investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, possessing such knowledge, or performing such investigation or compliance with the representations, warranties, covenants, and agreements contained herein. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or similar breach.

         9.6 Controlling Law. This Agreement has been entered into the State of New York and shall be governed by and construed and enforced in accordance with the laws of New York.

         9.7 Gender. Whenever in this Agreement the context so requires, references to the masculine shall be deemed to include the feminine and the neuter, references to the neuter shall be deemed to include the masculine and the feminine, and references to the plural shall be deemed to include the singular and the singular to include the plural.

         9.8 Further Assurances. Each of the parties shall use all reasonable efforts to bring about the transactions contemplated by this Agreement as soon as practicable, including the execution and delivery of all instruments, assignments, and assurances, and shall take or cause to be taken such reasonable further or other actions necessary or desirable in order to carry out the intent and purposes of this Agreement.

         9.9 Attorneys' Fees. In the event a lawsuit is brought to enforce or interpret any part of this Agreement or the rights or obligations of any party to this Agreement, the prevailing party shall be entitled to recover such party's costs of suit and reasonable attorney's fees, through all appeals.

         9.10 References to Agreement. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Agreement and not to any particular section, article, provision, annex, exhibit, schedule, or paragraph unless so required by the context.

         9.11 Schedules and Exhibits. Schedules and Exhibits to this Agreement (and any references to any part or parts of them) shall, in each instance, include the Schedules or Exhibits (as the case may be) attached hereto as well as any amendments thereto (in each such case). All such Schedules and Exhibits shall be deemed an integral part hereof, and are incorporated herein by reference.

         9.12 Arbitration. Any dispute relating to this Agreement or the Note shall be subject to binding arbitration in New York City, such arbitration to be conducted by the American Arbitration Association ("AAA") pursuant to the AAA's rules as in effect at that time All parties agree that the AAA in New York City (and nowhere else) shall be the proper venue for all such disputes.

         9.13 Severability. Each section, subsection and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant, and/or provision. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

         9.14 Rights in Third Parties. Except as otherwise specifically provided, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, form, or corporation, other than the parties hereto and their assigns, any rights or remedies under or be reason of this Agreement.

         9.15 Expenses. Each party shall pay its own expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       Candy Candy Acquisition Corporation
                                               a New York corporation

                                       By:       /s/ Michael Michaelson
---------------------------                ------------------------------------
Witness                                       Michael Michaelson, President

                                       Jonford Corporation
                                               a North Carolina corporation

___________________________            By:      /s/ Edward K Crawford
                                           -----------------------------------
Witness                                       Edward K. Crawford, President

                                LIST OF EXHIBITS

EXHIBIT NUMBER.                           DESCRIPTION

1.1(a) Description of the Eight Stores, and information provided in ss.3.1(b) (annual rental for each Store for year ended September 27, 1998

1.1(c) Schedule of equipment furniture and fixtures located at the Stores

1.1(e)            Description of intellectual property being transferred

1.1(g) List of all commitments, contracts, leases (other than those provided in ss.1.1(a)) and agreements relating to the Business and the Transferred Assets.

1.4(a)            Form of the Note and Security Agreement

1.4(b)            Calculation   of  Proration  of  Rent  Assuming   November  25
                  Effective Date

3.1(c) List of Employees and all pension, health or other employee benefit plans or fringe benefits

3.1(d)            Form of Security Subordination Agreement

3.1(h)            List of Required Consents

3.1(I)            Violations

3.1(j)            List of Creditors

5.2(a) Schedule of Amount of Reduction of Purchase Price if Landlord for each Store refused to Agreement to Assignment and the Buyer does not enter a new lease

                                 EXHIBIT 1.1(E)
             DESCRIPTION OF INTELLECTUAL PROPERTY BEING TRANSFERRED

         Included in the Transferred Assets is all right and title held by Jonford in the Trademarks/Service Marks: "Candy Candy" and "Candico". Jonford obtained the right to use these names in connection with the Stores at the time of acquisition of the Stores from Specialty Retail Concepts, Inc. ("Specialty"), Jonford believes that Specialty had filed for these trademarks with the United States Patent Office. However Specialty is no longer in business and Jonford believes that these filings have expired. Jonford has not received any claim that its use of the "Candy Candy" or "Candico" trademarks violates the rights of any third party, but given the foregoing history, cannot represent or warrant that there might not be such a violation. The trademark "Park Avenue Sweets" is currently being used at the -Hamilton Place, Tennessee Mall and is intended to be used at the GCS Store. Jonford grants Buyer a non-exclusive perpetual license to use such mark with respect to the Hamilton Place Store or any replacement store located within 50 miles thereof, but retains ownership of such mark and the right to use it for all purposes.

                                     1.1(g)

         None, other than the agreements for use of cash registers in the Stores as follows:

                   [LIST CASH REGISTER AGREEMENTS]

                                     3.1(d)
                         FORM OF SUBORDINATION AGREEMENT

                                [TO BE PROVIDED]

                                     3.1(h)
                            LIST OF REQUIRED CONSENTS

                                      NONE

-Other than the Landlord's of the Stores with respect to the Assignment of the Leases therefor



                                     3.1(I)
                                   VIOLATIONS:

                                      NONE

                                   Certificate

         Edward K. Crawford, the 75% shareholder of Jonford Corporation ("Jonford"), agrees to be jointly and severably liable for any breach by Jonford of the representations and warranties of Jonford in Section 3 of Agreement of Asset Acquisition dated November , 1998 between Candy Candy Acquisition Corporation and Jonford Corporation.



Dated:  November  , 1998                           ____________________________
                                                         Edward K. Crawford